UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 15, 2006
Delphi Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14787	38-3430473

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5725 Delphi Drive, Troy, MI	48098

(Address of Principal Executive Offices)	(Zip Code)
(248) 813-2000
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
Delphi Corporation (“Delphi” or the “Company”) today released financial information containing unaudited results for the three months ended March 31, 2006 and for the three and six months ended June 30, 2006. A copy of the press release is attached as exhibit 99(a) hereto.
ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
Effective with the completion of its quarterly financial statements for the three months ended March 31, 2006 and its filing of its quarterly report on Form 10-Q for such period, Delphi named Thomas S. Timko (38), chief accounting officer. Mr. Timko joined Delphi in June 2006 as controller for the Company and has been working with John D. Sheehan, Delphi’s previous chief accounting officer to transition responsibilities. Mr. Sheehan remains vice president and chief restructuring officer for Delphi. Mr. Timko recently served as assistant controller for The Interpublic Group of Companies (“IPG”), a group of advertising agencies and marketing service companies based in New York. Prior to joining IPG in December 2004, Mr. Timko was the assistant controller for Dover Corporation, a diversified manufacturer of proprietary commercial and industrial products based in New York. He started his career with PricewaterhouseCoopers LLP in 1991 and worked in a number of senior accounting roles before joining Dover in January 2003. Mr. Timko is a certified public accountant and a current member of the American Institute of Certified Public Accountants and the New Jersey Society of Certified Public Accountants. He graduated from Farleigh Dickinson University in Madison, New Jersey with a bachelor degree in accounting.
Mr. Timko’s base salary is $375,000. Upon joining Delphi, he was paid a signing bonus of $250,000. The signing bonus was paid to, among other things, offset equity and retention awards Mr.Timko forfeited at IPG upon his resignation. Additionally, he is eligible to participate in short term incentive programs as approved by the U.S. Bankruptcy Court payable to executives during the period of bankruptcy. His equivalent annual target for the short term incentive plan is $171,000, consistent with executives of similar responsibility. In light of the cancellation of Delphi’s long term incentive compensation program during bankruptcy and the absence of a court approved program for emergence at this time, Mr. Timko will receive guaranteed payments totaling $271,000 in plan years 2006 and 2007, payable in 2007 and 2008, which will be offset by a maximum of $171,000 for any incentives paid for such plan year. He will also be eligible for such future executive compensation programs that may be approved by the U.S Bankruptcy Court, which would be, pro-rated for time worked during the performance period.
Mr. Timko is also eligible to receive other perquisites and benefits payable to Company executives of similar responsibility pursuant to Delphi’s employee policies.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
Exhibits. The following exhibit is being filed as part of this report.

Exhibit
Number	Description
99 (a)	Press release issued by Delphi Corporation on August 15, 2006.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI CORPORATION (Registrant)
Date: August 15, 2006

By:	/s/ THOMAS S. TIMKO
(Thomas S. Timko,
Chief Accounting Officer and Controller)

Exhibit Index

Exhibit
Number	Description
99 (a)	Press release issued by Delphi Corporation on August 15, 2006.